192 P-2 11/11

SUPPLEMENT DATED NOVEMBER 1, 2011

TO THE PROSPECTUS DATED SEPTEMBER 1, 2011

OF

FRANKLIN REAL ESTATE SECURITIES FUND

The Prospectus is amended as follows:

The following is added to the end of the "Distribution and Service (12b-1) Fees" section under "Sales Charges – Class B" on page 30:

The Class B maximum annual 12b-1 plan rate consists of a dealer-service fee of 0.25% and an asset based sales charge of 0.75%. Until further notice, the Fund has discontinued payments of the asset based sales charge in order to ensure compliance with FINRA Rule 2830, which sets forth a maximum aggregate sales charge allowed under the rule.

Please keep this supplement for future reference.